SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) June 30, 1998


                         Vanguard Cellular Systems, Inc.
             (Exact Name of Registrant as Specified on its Charter)


                        North Carolina 0-16560 56-1549590
          (State or Other Jurisdiction (Commission File (IRS Employer
                  of Incorporation) Number) Identification No.)


      2002 Pisgah Church Road, Suite 300, Greensboro, North Carolina 27455
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code (336) 282-3690
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                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)






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Item 2.  Acquisition or Disposition of Assets.

         On June 30, 1998, the Registrant concluded the sale of assets pursuant to an Asset Purchase Agreement dated March 10, 1998 ("Acquisition Agreement") between Vanguard Cellular Systems of South Carolina, Inc., a North Carolina
corporation ("Seller") and Triton PCS, Inc., a Delaware corporation ("Purchaser"). Pursuant to the terms of the Acquisition Agreement, Seller transferred to Purchaser all of its cellular operating licenses and related authorities granted by the Federal Communication Commission for use in the non-wireline cellular radio telephone system and related point-to-point microwave system operated by Seller in the South Carolina 5-Georgetown Rural Service Area, Market No. 629A (the "System") and related operating and other assets used in the operation of the System (collectively the "Purchased Assets") for a purchase price of approximately $162,000,000 (the "Purchase Price").

     The Purchase Price reflects certain adjustments made in accordance with the terms of the Acquisition Agreement and remains subject to further adjustment during the 60 days after June 30, 1998 based on a final determination of Seller's Net Working Capital as of June 30, 1998 and number of Qualified Subscribers in the market serviced by the System as of June 30, 1998. A portion of the Purchase Price ($8,000,000) has been retained in a third party escrow account as security for the indemnification covenants of Seller. Any amount not used for satisfaction of Purchaser's claims by June 30, 1999 shall be released to Seller, together with accrued interest. The Purchase Price and other terms of the transaction were arrived at through private negotiation.


Item 7.  Financial Statements and Exhibits.

      (a)  Financial Statements of Business Acquired.  Not Applicable.

      (b)  Pro Forma Financial Information.  Not Applicable.

      (c)  The Exhibits furnished in connection with this report are as follows:

          2(a)     Asset Purchase Agreement dated March 10, 1998 by and between
          Triton PCS, Inc. and Vanguard Cellular Systems of South Carolina, Inc.

         The following list of schedules to the Asset Purchase Agreement, filed as Exhibit 2(a) hereto, have been omitted. The Registrant hereby undertakes to furnish supplementally a copy of any such omitted schedule to the Commission upon request.

                                                     - 2 -

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Schedule 1           Excluded Assets
Schedule 2.6         Previously Approved Capital Expenditures
Schedule 2.9         Form of Noncompetition/Nonsolicitation Agreement
Schedule 4.4         Certain Changes or Events
Schedule 4.7         Consents
Schedule 4.8         Governmental Authorizations
Schedule 4.9         Description of Real Property
Schedule 4.10        Description of Personal Property
Schedule 4.11        Subscriber Agreements Not in Ordinary Course of Business
Schedule 4.12        Resale Agreements
Schedule 4.13        Financial Statements
Schedule 4.14        Contracts
Schedule 4.15        Description of Intangibles
Schedule 4.16        Taxes
Schedule 4.17        Insurance Policies
Schedule 4.19        Employee Plans
Schedule 4.20        Litigation
Schedule 4.21        Compliance with Laws
Schedule 4.25        Accounts Receivable
Schedule 6.1(e)      Monthly Reports


                                                     - 3 -

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                                                    SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      VANGUARD CELLULAR SYSTEMS, INC.



Date:  July 13, 1998                   By:/s/ Stephen L. Holcombe
                                           Stephen L. Holcombe
                                           Executive Vice President and
                                           Chief Financial Officer




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Exhibit Index

2(a) Asset Purchase Agreement